Investor Presentation

December 31, 2025

CALIFORNIA BANCORP | CALIFORNIA BANK OF COMMERCE

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, and expectations regarding the adequacy of reserves for credit losses, as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the possibility that the Company may reduce or discontinue the payment of dividends on its common stock; the possibility that the Company may discontinue, reduce or otherwise limit the level of repurchases of its common stock that it may make from time to time pursuant to its stock repurchase program; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines; and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission ("SEC") and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is the world's 5th largest economy and the largest banking market in the U.S.[1]
- Bank's footprint covers the best small to middle-market business banking markets in California (1.4 million small to medium-sized businesses in the counties we service)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Merger between Southern California Bancorp and predecessor California BanCorp closed on July 31, 2024, and expanded footprint into Northern California; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market of Northern Los Angeles County. New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village
- Added five experienced bankers in January 2026, including two veteran commercial bankers with deep roots in the community, to our Northern California team

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 35.0% of total deposits at December 31, 2025
- Total loans held for investment of $3.0 billion at December 31, 2025, compared with $3.0 billion at September 30, 2025 and $3.1 billion at December 31, 2024
- Diverse commercial loan portfolio
- Bank's capital ratios exceed minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis (September 2025); world data published by the International Monetary Fund (October 2025).
2. Employment Development Department, State of California; data as of third quarter 2025.

California BanCorp

At a Glance

BCAL
Nasdaq

San Diego
Headquarters

$596M
Market Cap[1]

$4.0B
Assets[3]

21.1%
5-Yr Asset CAGR[4]

4
Bank Acquisitions[2]
1
Merger of Equals[2]

$3.4B
Deposits[3]

23.1%
5-Yr Deposit CAGR[4]

Branch and LPO Footprint



Del Norte
Siskiyou
Modoc
Humboldt
Trinity
Shasta
Lassen
Tehama
Plumas
Mendocino
Glenn
Butte
Sierra
Nevada
Lake
Colusa
Yuba
Placer
Sutter
Sonoma
Napa
Yolo
El Dorado
Solano
Sacramento
Amador
Alpine
Marin
Contra Costa
San Joaquin
Calaveras
Tuolumne
Mono
San Francisco
Alameda
Stanislaus
Mariposa
San Mateo
Clara
Merced
Madera
Santa Cruz
San Benito
Fresno
Inyo
Tulare
Monterey
Kings
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial



Roseville
Woodland
Windsor
Davis
Sacramento
Rancho Cordo
Santa Rosa
Sebastopol
Parkway
Elk Grove
Rohnert Park
Vacaville
Napa
Petaluma
Fairfield
Lodi
Novato
Vallejo
Point Reyes Natl. Seashore
San Rafael
Concord
Stockton
Richmond
Berkeley
Manteca
San Francisco
Oakland
Tracy
Daly City
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
30 km
20 mi



Los Padres National Forest
Sespe Condor Sanctuary
Victorville
Santa Paula
Santa Clarita
Ventura
Oxnard
Simi Valley
Burbank
Thousand Oaks
El Monte
Fontana
San Bernardino
Los Angeles
Ontario
Riverside
Inglewood
Fullerton
Corona
Moreno Valley
Torrance
Orange
Long Beach
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of January 23, 2026.
2. Over the past 10 years.
3. As of December 31, 2025.
4. Compound annual growth rate (CAGR) over five-year period ended December 31, 2025.

Attractive Market Position

California is the Largest Banking Market in the United States

$4.2T
California GDP[1]

5th
Largest economy in the world behind Japan and ahead of India[1]

40MM
2023 Population[2]

1.7MM
Small Businesses[3]

BCAL's Southern California Footprint

$1.6T
Combined GDP[1]

16th
Largest economy in the world, behind Spain and ahead of Indonesia[1]

23MM
2023 Population[2]

1.1MM
Small Businesses[3]

BCAL's Northern California Footprint

$721MM
Combined GDP[1]

21st
Largest economy in the world, behind Switzerland and ahead of Poland[1]

6MM
2023 Population[2]

>300K
Small Businesses[3]



Banks in California[4]
351
272
124
2000
2010
2024



Median California Bank Assets ($MM)
$175
$252
$1,064
2000
2010
2024

1. California data from U.S. Bureau of Economic Analysis (September 2025); world data from International Monetary Fund (October 2025).
2. U.S. Census Bureau (July 2024) and World Population Review (2025).
3. Employment Development Department, State of California (2025).
4. Data from S&P Capital IQ.

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.2 billion, or 386%, powered by a dedicated and accomplished team.


July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
November 2020
David Rainer joined BCAL
May 2020
Acquired CalWest Bancorp ($311MM Assets)
July 2018
Acquired Americas United Bank ($230MM Assets)
$537
$768
$1,345
$1,579
$2,260
$2,360
$4,032
$4,033
2018
2019
2020
2021
2022
2023
2024
2025
Assets ($MM)(1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer
Chairman and Chief Executive Officer

Banking Experience:

> 40 Years

Richard Hernandez
President

Banking Experience:

> 25 Years

Thomas Dolan
Chief Financial Officer, Company

Banking Experience:

> 40 Years

Michele Wirfel
Chief Operating Officer

Banking Experience:

> 30 Years

Peter Nutz
Chief Credit Officer, Bank

Banking Experience:

> 20 Years

Jean Carandang
Chief Financial Officer, Bank

Banking Experience:

> 30 Years

Manisha Merchant
Chief Legal Officer

Banking Experience:

> 25 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, are easily accessible, with good visibility and efficient operations
- Commercial offices with average deposits for all branches of $240.8 million per branch at December 31, 2025 ($3.37 billion in deposits / 14 branches)

Financial Highlights

Post 2024 Merger Our TBV and Capital Ratios Have Increased

Financial Highlights ($ in millions except per share data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	FY 2025	FY 2024
Net Income	$16.4	$15.7	$14.1	$16.9	$63.1	$5.4
Diluted EPS	$0.50	$0.48	$0.43	$0.52	$1.93	$0.22
Pre-tax, Pre-provision Income (PTPP)[1]	$18.0	$21.8	$19.4	$19.9	$79.1	$30.0
Return on Average Assets	1.58%	1.54%	1.45%	1.71%	1.57%	0.18%
Adjusted Return on Average Assets[1]	1.58%	1.54%	1.45%	1.71%	1.57%	1.05%
Return on Average Common Equity	11.43%	11.24%	10.50%	13.18%	11.56%	1.43%
Adjusted Return on Average Common Equity[1]	11.43%	11.24%	10.50%	13.18%	11.56%	8.53%
Net Interest Margin	4.44%	4.52%	4.61%	4.65%	4.55%	4.28%
Efficiency Ratio[1]	60.8%	51.8%	56.1%	55.6%	56.1%	76.6%
Non-performing Assets/Total Assets	0.40%	0.38%	0.46%	0.68%	0.40%	0.76%
Allowance for Credit Losses/Total Loans Held for Investment	1.20%	1.46%	1.46%	1.57%	1.20%	1.71%

Tangible Book Value & Bank Capital Ratios ($ in millions)	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2025	Dec. 31, 2024
Tangible Common Equity[1]	$447.2	$434.4	$416.3	$398.3	$447.2	$377.8
Tangible Book Value per Common Share[1]	$13.79	$13.39	$12.82	$12.29	$13.79	$11.71
Tangible Common Equity/Tangible Assets[1]	11.5%	10.9%	10.9%	10.3%	11.5%	9.7%
Leverage Ratio	11.6%	11.4%	12.1%	12.2%	11.6%	11.1%
Common Equity Tier 1 Ratio	13.3%	12.9%	13.2%	13.3%	13.3%	12.4%
Tier 1 Capital Ratio	13.3%	12.9%	13.2%	13.3%	13.3%	12.4%
Total Capital Ratio	14.2%	14.1%	14.3%	14.4%	14.2%	13.5%

Strategic Focus

- Dedicated to our relationship-based commercial business banking model
- Organic loan and deposit growth in footprint covering largest business banking markets in California
- Prudent underwriting with adequate reserves
- Maintaining strong liquidity position with multiple sources of readily available liquidity
- Managing capital for long-term success
- Committed to creating shareholder value

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Balance Sheet

($ in 000s)	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024
Assets					
Cash and Cash Equivalents	$399,913	$559,216	$430,137	$439,241	$388,162
Debt Securities	287,826	262,424	241,275	184,787	195,281
Loans Held for Sale	25,105	6,685	6,088	4,625	17,180
Loans Held for Investment	3,033,887	2,990,299	2,991,560	3,068,744	3,139,165
Allowance for Loan Losses	(34,348)	(41,292)	(41,110)	(45,839)	(50,540)
Net Loans	2,999,539	2,949,007	2,950,450	3,022,935	3,088,625
Goodwill and Other Intangibles	129,414	130,361	131,309	133,103	134,058
Other Assets	191,589	193,519	194,458	198,429	208,348
Total Assets	**$4,033,386**	**$4,101,209**	**$3,953,717**	**$3,983,090**	**$4,031,654**
Liabilities					
Total Deposits	$3,370,581	$3,459,661	$3,312,278	$3,342,503	$3,398,760
Subordinated Debentures	33,832	33,443	52,883	70,308	69,725
Other Liabilities	52,387	43,381	40,963	38,895	51,333
Total Liabilities	**3,456,800**	**3,536,485**	**3,406,124**	**3,451,706**	**3,519,818**
Shareholders' Equity					
Common Stock	442,394	444,132	444,365	442,934	442,469
Retained Earnings	135,813	122,644	106,960	92,861	76,008
Accumulated Other Comprehensive Loss, Net of Taxes	(1,621)	(2,052)	(3,732)	(4,411)	(6,641)
Total Shareholders' Equity	576,586	564,724	547,593	531,384	511,836
Total Liabilities & Shareholders' Equity	**$4,033,386**	**$4,101,209**	**$3,953,717**	**$3,983,090**	**$4,031,654**

4Q25, 3Q25 and 4Q24 Income Statements

Income Statement ($ in 000s)	For the three months ended December 31, 2025	September 30, 2025	December 31, 2024
Interest Income			
Loans	$ 47,426	$ 48,721	$ 54,791
Securities	2,701	2,444	2,003
Interest and dividends from other institutions	6,054	6,023	5,764
Total Interest Income	56,181	57,188	62,558
Interest Expense			
Deposits	13,276	13,561	18,017
Borrowings	696	1,112	1,391
Total Interest Expense	13,276	14,673	18,017
Net Interest Income	42,905	42,515	44,541
Reversal of provision for credit losses	(4,398)	(15)	(3,835)
Net Interest Income after reversal of provision for credit losses	47,303	42,530	48,376
Noninterest Income			
Service charges and fees on deposit accounts	1,107	1,099	911
Loss on sale of loans	-	-	(1,095)
Bank owned life insurance	487	883	823
Servicing and related income on loans	140	69	157
Other charges, fees and income	1,261	617	208
Total Noninterest Income	2,995	2,668	1,004
Noninterest Expense			
Salaries, wages and other employee benefits	16,414	14,717	16,074
Occupancy	2,295	2,060	2,314
Merger and related expenses	-	-	643
Litigation settlements, net	2,035	-	-
Other operating	7,164	6,605	7,094
Total Noninterest Expense	27,908	23,382	26,125
Net Income Before Income Taxes	22,390	21,816	23,255
Income tax expense	5,968	6,132	6,483
Net Income	$ 16,422	$ 15,684	$ 16,772

2025 and 2024 Income Statements

Income Statement ($ in 000s)	For the years ended December 31, 2025	For the years ended December 31, 2024
Interest Income		
Loans	$ 195,913	$ 159,960
Securities	9,029	7,050
Interest and dividends from other institutions	21,028	12,788
Total Interest Income	225,980	179,798
Interest Expense		
Deposits	52,260	52,761
Borrowings	4,628	4,053
Total Interest Expense	56,888	56,814
Net Interest Income	169,092	122,984
(Reversal of) provision for credit losses	(8,823)	21,690
Net Interest Income after (reversal of) provision for credit losses	177,915	101,294
Noninterest Income		
Service charges and fees on deposit accounts	4,570	3,140
Gain (loss) on sale of loans	577	(672)
Bank owned life insurance	2,336	1,748
Servicing and related income on loans	453	307
Loss on sale of fixed assets	(1)	(19)
Other charges, fees and income	3,150	256
Total Noninterest Income	11,085	4,760
Noninterest Expense		
Salaries, wages and other employee benefits	62,288	49,846
Occupancy	8,601	7,242
Merger and related expenses	-	16,288
Litigation settlements, net	2,035	-
Other real estate owned expense	924	5,246
Other operating	27,195	19,169
Total Noninterest Expense	101,043	97,791
Net Income Before Income Taxes	87,957	8,263
Income tax expense	24,899	2,830
Net Income	$ 63,058	$ 5,433

Net Interest Margin

Yield on Earning Assets
(for three months ended December 31, 2025)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$2,981,137	$47,426	6.31%
Taxable debt securities	221,991	2,403	4.29%
Tax-exempt debt securities[1]	52,437	298	2.85%
Deposits in other financial institutions	515,730	5,215	4.01%
Fed fund sold/resale agreements	26,854	268	3.96%
Restricted stock investments and other bank stock	31,738	571	7.14%
Total interest-earning assets	$3,829,887	$56,181	5.82%
Total noninterest-earning assets	305,526		
Total Assets	**$4,135,413**		

Net Interest Income for the quarter ended ($ in millions)



$45.0
$44.0
$43.0
$42.0
$41.0
$40.0
$39.0
4.70%
4.65%
4.60%
4.55%
4.50%
4.45%
4.40%
4.35%
4.30%
4.61%
4.65%
4.61%
4.52%
4.44%
$44.5
$42.3
$41.4
$42.5
$42.9
4Q24
1Q25
2Q25
3Q25
4Q25
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended December 31, 2025)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$880,592	$3,896	1.76%
Money market and savings accounts	1,232,778	7,480	2.41%
Time deposits	137,794	1,204	3.47%
Total interest-bearing deposits	2,251,164	12,580	2.22%
Borrowings:			
FHLB advances	29	-	-%
Subordinated debt	33,667	696	8.20%
Total borrowings	33,696	696	8.19%
Total interest-bearing liabilities	$2,284,860	$13,276	2.31%
Noninterest-bearing liabilities:			
Demand deposits	1,232,833		
Other liabilities	47,582		
Shareholders' equity	570,138		
Total Liabilities and Shareholders' Equity	**$4,135,413**		

Total cost of deposits in 4Q25 was 1.43%
Total cost of funds in 4Q25 was 1.50%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Low-Cost Core Deposits

Deposit Mix at quarter ended



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
37% 33% 4% 17% 4% 2% 3%
39% 34% 4% 18% 2% 3%
37% 34% 4% 20% 2% 3%
36% 35% 4% 21% 2% 2%
35% 36% 4% 22% 1% 2%
Brokered time Deposits at 0% since 3/31/2025
Noninterest-bearing Demand
Money Market & Savings
Interest-bearing Checking
ICS/R&T Deposits 2,3
Brokered Time Deposits3
CDARS Time Deposits3
Time Deposits

Cost of Deposits for the quarter ended



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.87%
1.59%
1.59%
1.59%
1.43%
4Q24
1Q25
2Q25
3Q25
4Q25

Total Deposits at quarter ended ($MM)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$3,399
$3,343
$3,312
$3,460
$3,371
4Q24
1Q25
2Q25
3Q25
4Q25

96.6% Core deposits[1] | 35.0% Noninterest-bearing deposits to total deposits as of December 31, 2025

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) and Reich & Tang Deposit Solutions (R&T) interest-bearing products provide customers with FDIC insurance coverage at ICS or R&T network institutions.
3. Total reciprocal deposits (ICS, R&T and CDARS time deposits) were above 20% of the Bank's total liabilities and approx. $56 million of excess reciprocal deposits is classified as brokered deposits at December 31, 2025.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 12/31/2025			*($ in millions)*			
Cash	$	399.9	$	-	$	399.9
AFS Securities		234.9		42.3		192.6
FHLB		814.3		65.0		749.3
Fed DW		327.8		-		327.8
Correspondent Banks		90.5		-		90.5
Total	$	1,867.4	$	107.3	$	1,760.1



Significant Available Liquidity
$399.9
$192.6
$749.3
$327.8
$90.5
$1,760.1
Cash
AFS Securities
FHLB
Fed DW
Correspondent Banks
Total

Access to ample on-Balance Sheet (BS) and off-BS liquidity as of December 31, 2025

- On-BS Cash = $399.9 million
- Total Borrowing Capacity = $1.23 billion
- Total Available Borrowing Capacity = $1.17 billion
- Total Available Liquidity = $1.76 billion

Loan Portfolio



Total Loans [1] ($MM),
at the quarter ended
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
4Q24
1Q25
2Q25
3Q25
4Q25



Yield on Loans,
for the quarter ended
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
6.84%
6.61%
6.58%
6.50%
6.31%
6.08%
5.87%
5.89%
5.91%
5.80%
4Q24
1Q25
2Q25
3Q25
4Q25
Yield on loans
Yield on loans less accretion

Contractual Maturity Summary for the next 3 years as of December 31, 2025

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$100.6	3.3%	$33.8	1.1%	$ 1.5	0.0%
1-4 family residential	21.2	0.7%	20.0	0.7%	3.7	0.1%
Multifamily	79.2	2.6%	40.5	1.3%	16.7	0.5%
Commercial real estate	135.3	4.4%	286.1	9.4%	159.9	5.2%
Commercial & industrial	308.6	10.1%	95.6	3.1%	39.6	1.3%
Others	1.5	0.0%	0.7	0.0%	-	0.0%
Total loans	$646.4	21.1%	$476.7	15.6%	$221.4	7.1%
Sponsor Finance	$ -	0.0%	$ 20.8	0.7%	$ -	0.0%
CRE Owner-Occupied (OO)	$48.2	1.6%	$30.2	1.0%	$69.3	2.3%
CRE Non Owner-Occupied (NOO)	$87.1	2.8%	$255.9	8.4%	$90.7	3.0%
CRE Office and Medical/Dental Office	$16.8	0.5%	$62.5	2.0%	$33.9	1.1%

Loan Repricing Summary for the next 3 years as of December 31, 2025

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$622.3	20.3%	$26.1	0.9%	$8.0	0.3%
Other Indexed Rate Loans	298.9	9.8%	226.6	7.4%	133.0	4.3%
Total Variable Rate Loans	$921.2	30.1%	$252.7	8.3%	$141.0	4.6%
Fixed Rate Loans [2]	239.7	7.8%	301.7	9.9%	158.3	5.2%
Total Loans	$1,160.9	37.9%	$554.4	18.2%	$299.3	9.8%
Multifamily	$93.7	3.1%	$45.8	1.5%	$40.6	1.3%
Sponsor Finance	$20.8	0.7%	-	0.0%	-	-
CRE Owner-Occupied (OO)	$181.3	5.9%	$94.6	3.1%	$118.0	3.9%
CRE Non Owner-Occupied (NOO)	$254.6	8.3%	$351.6	11.5%	$106.1	3.5%
CRE Office and Medical/Dental Office	$72.5	2.4%	$128.0	4.2%	$37.9	1.2%

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans are based on contractual maturity.

Diverse Loan Portfolio

Total Loan Portfolio[1], as of December 31, 2025

Commercially Focused | Relationship Based


Sponsor Finance 0.7%
Other[2] 0.7%
Construction & Land Dev 4.5%
1-4 SFR 4.7%
Multifamily 10.6%
Total Loans[1] $3.06 billion
CRE[3] 59.4%
C&I 19.4%
CRE - Industrial 17.6%
CRE - Office 9.0%
CRE - Retail 9.0%
CRE - Hotel 5.7%
CRE - Special Purpose, 3.8%
CRE - Medical/Dental Office 3.5%
CRE - Self Storage 3.3%
CRE - Mixed Use 3.3%
CRE - Others 2.9%
CRE - Restaurant, 1.8%

Total CRE[3] by Location[4], as of December 31, 2025


Orange 5%
Ventura 5%
San Bernardino 3%
Sacramento 6%
Riverside 6%
Los Angeles 24%
Out of State 8%
Total CRE Loans $1.82 billion
Others 9%
San Diego 11%
California - Bay Area 23%

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans. CRE OO and CRE NOO represents 21.8% and 37.6%, respectively, of total loan portfolio.
4. All location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV[2], as of December 31, 2025



> 70%
5%
>65% to 70%
8%
>60% to 65%
9%
>55% to 60%
13%
>50% to 55%
13%
< 50%
53%

($ in millions)	No. of Loans	Balance [1,3]	Average Loan Size	Weighted Avg. LTV [2]
CRE – Industrial	279	$539.7	$1.9	48%
CRE – Office	130	$276.6	$2.1	51%
CRE – Retail	166	$274.9	$1.7	46%
CRE – Special Purpose	55	$117.3	$2.1	41%
CRE – Med/Dental Office	102	$105.8	$1.0	49%
CRE – Self Storage	17	$102.3	$6.0	47%
CRE – Restaurant	31	$39.8	$1.3	44%
CRE – Hotel	22	$174.7	$7.9	47%
CRE – Mixed Use	39	$100.2	$2.6	49%
CRE – Other[4]	34	$88.2	$2.6	55%
Total CRE	875	$1,819.5	$2.1	48%

CRE NOO vs CRE OO by Property Type, as of December 31, 2025



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Other, 0.8%
CRE - Restaurant, 2.7%
CRE - Special Purpose, 3.7%
CRE - Med/Dental Office, 3.7%
CRE - Mixed Use, 7.8%
CRE - Self Storage, 8.9%
CRE - Hotel, 15.2%
CRE - Office, 18.4%
CRE - Industrial, 18.8%
CRE - Retail, 20.0%
CRE - Other, 11.8%
CRE - Restaurant, 1.3%
CRE - Special Purpose, 11.2%
CRE - Med/Dental Office, 9.4%
CRE - Mixed Use, 1.6%
CRE - Office, 9.7%
CRE - Industrial, 48.2%
CRE - Retail, 6.8%
CRE NOO - $1.15 B
CRE OO - $670.1 MM

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of December 31, 2025, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of December 31, 2025.
4. CRE – Other includes gas station and retirement properties.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of December 31, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	40	$10.0	$0.3	40%
$0.5 - < $2	57	$51.0	$0.9	45%
$2 - < $5	19	$61.4	$3.2	48%
$5 - < $10	7	$48.7	$7.0	59%
$10 - < $20	5	$60.7	$12.1	47%
≥ $20	2	$44.8	$22.4	58%
CRE – Office	**130**	**$276.6**	**$2.1**	**51%**

CRE Medical/Dental Office Distribution by LTV[1], as of December 31, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	42	$11.2	$0.3	47%
$0.5 - < $2	45	$40.3	$0.9	49%
$2 - < $5	12	$32.3	$2.7	56%
$5 - < $10	3	$22.0	$7.3	40%
CRE – Medical/Dental Office	**102**	**$105.8**	**$1.0**	**49%**

CRE Office and Medical/Dental Office by Location[3], as of December 31, 2025



Others 4.8%
Out of State, 2.9%
Orange, 2.3%
Ventura 6.2%
San Diego 8.3%
Santa Barbara 8.6%
California - Bay Area 27.7%
Sacramento 14.0%
Los Angeles 25.2%

1. Weighted average LTV is based on current loan balance as of December 31, 2025, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of December 31, 2025.
3. All location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Multifamily Loans

Multifamily Loans Distribution by LTV[1], as of December 31, 2025

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	19	$5.9	$0.3	34%
$0.5 - < $2	42	$53.4	$1.3	48%
$2 - < $5	26	$80.3	$3.1	55%
$5 - < $10	11	$79.1	$7.2	57%
$10 - < $20	5	$70.3	$14.1	61%
≥ $20	1	$35.0	$35.0	56%
Multifamily Loans	**104**	**$324.0**	**$3.1**	**55%**

Multifamily Loans by Location[3], as of December 31, 2025



Out of State, 7.3%
Others, 6.6%
California - Bay Area, 6.7%
Placer, 13.0%
Los Angeles, 47.9%
San Diego, 18.5%

At December 31, 2025:

- Total multifamily loans were $324.0 million, or 10.6% of total loans, including loans held for sale
- Unfunded loan commitments were $3.2 million, or 0.36 % of total unfunded loan commitments
- 58% are fixed rate loans and 42% are variable rate loans
- A multifamily loan with an amortized cost of $8.0 million was 52 days past due; the loan was fully repaid in January 2026.
- No nonperforming loans

1. Weighted average LTV is based on current loan balance as of December 31, 2025, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of December 31, 2025.
3. All location by counties in California, except Bay area and out of state. Bay area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual [2]	Total
			December 31, 2025				
Construction and Land Development	$ 125,014	$ -	$ 72	$ -	$ -	$ 13,808	$ 138,894
Real Estate - Other:							
1-4 Family Residential	139,732	-	2,667	-	-	-	142,399
Multifamily Residential	316,105	7,970	-	-	-	-	324,075
Commercial Real Estate and Other	1,760,143	45,160	15,059	-	-	83	1,820,445
Commercial and Industrial	536,742	19,277	26,797	-	-	2,195	585,011
Sponsor Finance	20,848			-	-	-	20,848
Consumer	2,215	-	-	-	-	-	2,215
Total loans held for investment	**$ 2,900,799**	**$ 72,407**	**$ 44,595**	**$ -**	**$ -**	**$ 16,086**	**$ 3,033,887**
($ in Thousands)			September 30, 2025				
Construction and Land Development	$ 144,197	$ 14,979	$ 74	$ -	$ -	$ 13,497	$ 172,747
Real Estate - Other:							
1-4 Family Residential	139,079	-	2,692	-	-	-	141,771
Multifamily Residential	286,495	10,958	-	-	-	-	297,453
Commercial Real Estate and Other	1,684,166	59,230	17,262	-	-	83	1,760,741
Commercial and Industrial	509,200	13,249	48,903	-	-	2,020	573,372
Sponsor Finance	21,713	-	-	-	-	-	21,713
Consumer	22,373	-	129	-	-	-	22,502
Total loans held for investment	**$ 2,807,223**	**$ 98,416**	**$ 69,060**	**$ -**	**$ -**	**$ 15,600**	**$ 2,990,299**
($ in Thousands)			December 31, 2024				
Construction and Land Development	$ 203,484	$ 12,431	$ 1,751	$ -	$ -	$ 9,659	$ 227,325
Real Estate - Other:							
1-4 Family Residential	157,037	-	4,469			2,895	164,401
Multifamily Residential	240,207	3,786	-			-	243,993
Commercial Real Estate and Other	1,710,050	36,026	13,063			8,588	1,767,727
Commercial and Industrial	554,594	10,743	44,750			4,917	615,004
Sponsor Finance	62,512	6,353	27,101			-	95,966
Consumer	24,344	-	405			-	24,749
Total loans held for investment	**$ 2,952,228**	**$ 69,339**	**$ 91,539**	**$ -**	**$ -**	**$ 26,059**	**$ 3,139,165**

1. Represents substandard accruing loans. Excludes nonaccrual loans.
2. All nonaccrual loans are risk rated substandard.

Credit Profile

Adequate Reserves

($000)	4Q24	1Q25	2Q25	3Q25	4Q25
Nonaccrual Loans					
1-4 Family	$2,895	$ -	$ -	$ -	$ -
CRE & Multifamily	8,915	1,763	1,705	83	83
Construction and Land Development	9,659	14,659	14,659	13,497	13,808
Consumer	-	-	-	-	-
Commercial	4,917	6,358	1,990	2,020	2,195
Total Nonaccrual	$26,386	$22,780	$18,354	$15,600	$16,086
Accruing Loans past due 90 days or more	150	45	-	-	-
Total Nonperforming Loans	$26,536	$22,825	$18,354	$15,600	$16,086
Other Real Estate Owned	4,083	4,083	-	-	-
Total Nonperforming Assets	$30,619	$26,908	$18,354	$15,600	$16,086

At December 31, 2025:

- Total non-performing assets (NPAs) was $16.1 million, compared with $15.6 million at the prior quarter and now represent 0.40% of total assets.
- Nonaccrual loans included 5 purchased credit deteriorated ("PCD") loans with a total net amortized cost of $2.3 million at December 31, 2025, in connection with the 2024 merger.
- During the fourth quarter of 2025, one nonaccrual loan was paid off in full. An SBA C&I loan with net amortized cost of $223 thousand, net of the $83 thousand charge-off the unguaranteed portion, was downgraded to nonaccrual status.



NPAs / Assets
0.80%
0.60%
0.40%
0.20%
0.00%
0.76%
0.68%
0.46%
0.38%
0.40%
4Q24
1Q25
2Q25
3Q25
4Q25



ALL/ Total Loans Held for Investment
1.70%
1.50%
1.30%
1.10%
0.90%
1.61%
1.49%
1.37%
1.38%
1.13%
4Q24
1Q25
2Q25
3Q25
4Q25

Allowance for Credit Losses – Loans as of and for the Three Months Ended December 31, 2025

1.38%[1] At September 30, 2025



balance
42M
40M
38M
36M
34M
$41,292K
($2,719K)
$2,719K
($1,186K)
($3,858K)
($34K)
($1,378K)
$0K
($488K)
$34,348K
($4.2 million) provision breakdown
prior_total_reserve
Net_Chargeoff
Net_Chargeoff_Refill
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
Reserve_for_Individually_Evaluated_Loans
Change_in_Unallocated
current_total_reserve

1.13%[1] At December 31, 2025

- During the fourth quarter of 2025, the reversal of provision for credit losses for loans held for investment was $4.2 million. The reversal was driven primarily by the changes in economic outlook for California, refreshed of Abrigo's annual credit risk benchmark, changes in the credit quality, qualitative factors, and unallocated reserves, partially offset by net charge-offs.
- Total net charge-offs were $2.7 million in the fourth quarter of 2025, which consisted of $2.8 million of gross charge-offs and $43 thousand of gross recoveries.
- At December 31, 2025, allowance for credit losses ("ACL") was $36.5 million, or 1.20% of total loans held for investment.
- At December 31, 2025, ACL was comprised of allowance for loan losses (ALL) of $34.3 million, or 1.13% of total loans held for investment, and reserve for unfunded loan commitments of $2.1 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) for the quarter ended:



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
$0.6
57.4%
56.0%
55.6%
56.1%
51.8%
60.8%
$25.5
$24.9
$24.8
$23.4
$28.0
4Q24
1Q25
2Q25
3Q25
4Q25
Noninterest expense, excl merger expense
Merger expense
Efficiency ratio
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:



50
45
40
35
30
25
20
15
10
5
0
$45.5
$44.8
$44.3
$45.2
$45.9
4Q24
1Q25
2Q25
3Q25
4Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income[3] ($MM)



$18.0
$16.0
$14.0
$12.0
$10.0
2.00%
1.50%
1.00%
1.60%
1.71%
1.45%
1.54%
1.58%
$16.8
$16.9
$14.1
$15.7
$16.4
4Q24
1Q25
2Q25
3Q25
4Q25
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]



$15.00
$10.00
$5.00
$0.00
30.00%
20.00%
10.00%
0.00%
18.04%
17.75%
13.94%
14.72%
14.80%
$11.71
$12.29
$12.82
$13.39
$13.79
4Q24
1Q25
2Q25
3Q25
4Q25
TBVPS
ROATCE 1

Pre-Tax Pre-Provision Income[1,3] ($MM)



$19.4
$19.9
$19.4
$21.8
$18.0
4Q24
1Q25
2Q25
3Q25
4Q25

Diluted Earnings Per Share[3]



$0.51
$0.52
$0.43
$0.48
$0.50
4Q24
1Q25
2Q25
3Q25
4Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]



9.7%
10.3%
10.9%
10.9%
11.5%
4Q24
1Q25
2Q25
3Q25
4Q25

Tier 1 Ratio[2,3]



12.4%
13.3%
13.2%
12.9%
13.3%
4Q24
1Q25
2Q25
3Q25
4Q25

Total Risk-Based Capital Ratio[2,3]



13.5%
14.4%
14.3%
14.1%
14.2%
4Q24
1Q25
2Q25
3Q25
4Q25

Leverage Ratio[2,3]



11.1%
12.2%
12.1%
11.4%
11.6%
4Q24
1Q25
2Q25
3Q25
4Q25

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024
Net Interest Income	$44,541	$42,255	$41,417	$42,515	$42,905	$169,092	$122,984
Noninterest Income	1,004	2,566	2,856	2,668	2,995	11,085	4,760
Total Net Interest Income and Noninterest Income	45,545	44,821	44,273	45,183	45,900	180,177	127,744
(Deduct): Noninterest expense	26,125	24,920	24,833	23,382	27,908	101,043	97,791
Pre-Tax, Pre-Provision Net Income (non-GAAP)	$19,420	$19,901	$19,440	$21,801	$17,992	$79,134	$29,953
Add: Merger and Related Expenses	643	-	-	-	-	-	16,288
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	$20,063	$19,901	$19,440	$21,801	$17,992	$79,134	$46,241
Average Assets	$4,168,747	$3,999,509	$3,905,279	$4,041,872	$4,135,413	$4,020,949	$3,095,915
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	1.85%	2.02%	2.00%	2.14%	1.73%	1.97%	0.97%

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024
Noninterest Expense	$26,125	$24,920	$24,833	$23,382	$27,908	$101,043	$97,791
Deduct: Merger and Related Expenses	643	-	-	-	-	-	16,288
Adjusted Noninterest Expense (non-GAAP)	$25,482	$24,920	$24,833	$23,382	$27,908	$101,043	$81,503
Net Interest Income	44,541	42,255	41,417	42,515	42,905	169,092	122,984
Plus: Total Noninterest Income	1,004	2,566	2,856	2,668	2,995	11,085	4,760
Total Revenue	$45,545	$44,821	$44,273	$45,183	$45,900	$180,177	$127,744
Efficiency Ratio (non-GAAP)	57.36%	55.60%	56.09%	51.75%	60.80%	56.08%	76.55%
Adjusted Efficiency Ratio (non-GAAP)	55.95%	55.60%	56.09%	51.75%	60.80%	56.08%	63.80%

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Total Stockholders' Equity	$511,836	$531,384	$547,593	$564,724	$576,586
Less: Intangible Assets	134,058	133,103	131,309	130,361	129,414
Tangible Common Equity (non-GAAP)	**$377,778**	**$398,281**	**$416,284**	**$434,363**	**$447,172**
Add: Accumulated Other Comprehensive Loss ("AOCL")	6,641	4,411	3,732	2,052	1,621
Tangible Common Equity Without AOCL (non-GAAP)	**$384,419**	**$393,870**	**$412,552**	**$432,311**	**$445,551**
Total Assets	$4,031,654	$3,983,090	$3,953,717	$4,101,209	$4,033,386
Less: Intangible Assets	134,058	133,103	131,309	130,361	129,414
Tangible Assets (non-GAAP)	**$3,897,596**	**$3,849,987**	**$3,822,408**	**$3,970,848**	**$3,903,972**
Tangible Common Equity Ratio (non-GAAP)	**9.69%**	**10.34%**	**10.89%**	**10.94%**	**11.45%**
Basic Shares Outstanding	32,265,935	32,402,140	32,463,311	32,443,056	32,418,182
Book Value per Share	$15.86	$16.40	$16.87	$17.41	$17.79
Less: Intangible Book Value per Share	$4.15	$4.11	$4.05	$4.02	$4.00
Tangible Book Value per Share (non-GAAP)	**$11.71**	**$12.29**	**$12.82**	**$13.39**	**$13.79**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2025	2024
Net Income	$16,772	$16,853	$14,099	$15,684	$16,422	63,058	$5,433
Add: After-tax Day1 Provision for Non-PCD loans and Unfunded Loan Commitments[1]	-	-	-	-	-	-	14,978
Add: After-tax Merger and Related Expenses [1]	453	-	-	-	-	-	11,988
Adjusted Net Income (non-GAAP)	$17,225	$16,853	$14,099	$15,684	$16,422	$63,058	$32,399
Average Assets	$4,168,747	$3,999,509	$3,905,279	$4,041,872	$4,135,413	$4,020,949	$3,095,915
Average Shareholders' Equity	504,909	518,543	538,378	553,543	570,138	545,315	379,815
Less: Average Intangible Assets	135,064	133,567	132,600	130,825	129,870	131,703	79,366
Average tangible common equity (non-GAAP)	$369,845	$384,976	$405,778	$422,718	$440,268	$413,612	$300,449
Return on Average Assets	1.60%	1.71%	1.45%	1.54%	1.58%	1.57%	0.18%
Adjusted Return on Average Assets (non-GAAP)	1.64%	1.71%	1.45%	1.54%	1.58%	1.57%	1.05%
Return on Average Equity	13.21%	13.18%	10.50%	11.24%	11.43%	11.56%	1.43%
Adjusted Return on Average Equity (non-GAAP)	13.57%	13.18%	10.50%	11.24%	11.43%	11.56%	8.53%
Return on Average Tangible Common Equity (non-GAAP)	18.04%	17.75%	13.94%	14.72%	14.80%	15.25%	1.81%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	18.53%	17.75%	13.94%	14.72%	14.80%	15.25%	10.78%

1. After-tax Day 1 provision for non-PCD loans, unfunded loan commitments and merger and related expenses are presented using a 29.56% tax rate.

CALIFORNIA BANCORP | CALIFORNIA BANK OF COMMERCE